Exhibit 99.2 DRAFT 04.07.2021 MID PENN BANCORP, INC. Common Equity Follow-On Offering April 2021 1Exhibit 99.2 DRAFT 04.07.2021 MID PENN BANCORP, INC. Common Equity Follow-On Offering April 2021 1

DISCLOSURE AND FORWARD LOOKING STATEMENTS This presentation is solely for informational purposes and has been prepared to assist interested parties in making their own evaluation of Mid Penn Bancorp, Inc. (the “Company”) and does not purport to contain all of the information that may be relevant. This presentation does not constitute an offer to sell, nor a solicitation of an offer to buy, any securities of the Company by any person in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation. Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense The Company has filed a shelf registration statement (including a prospectus) (File No. 333-233146) and a preliminary prospectus supplement with the Securities and Exchange Commission, or the SEC, for the offering to which this presentation relates. The sale of shares of common stock in the underwritten offering is being made solely pursuant to such prospectus supplement and accompanying base prospectus. Before you invest, you should read the prospectus in the registration statement and the preliminary prospectus supplement and other documents the Company has filed with the SEC for more complete information about the Company and the offering. You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov or by visiting the Company’s website at www.midpennbank.com. Alternatively, copies of the preliminary prospectus supplement and the accompanying prospectus relating to the offering may be obtained by contacting Piper Sandler & Co., 1251 Avenue of the Americas, 6th Floor, New York, New York 10020, or by phone at 1-866-805-4128. This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of any future acquisitions or business combinations and our ability to integrate any new business line or acquired business into our business model; (7) projected population and income growth in our current and targeted market areas; and (8) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans and grow deposits. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors of new information, data or methods, future events or other changes except as required by applicable law. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statement is qualified in its entirety by reference to the matters discussed in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from such third-party sources. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of certain non-GAAP financial measures to GAAP financial measures are provided throughout the presentation. Numbers in this presentation may not sum due to rounding. 2DISCLOSURE AND FORWARD LOOKING STATEMENTS This presentation is solely for informational purposes and has been prepared to assist interested parties in making their own evaluation of Mid Penn Bancorp, Inc. (the “Company”) and does not purport to contain all of the information that may be relevant. This presentation does not constitute an offer to sell, nor a solicitation of an offer to buy, any securities of the Company by any person in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation. Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense The Company has filed a shelf registration statement (including a prospectus) (File No. 333-233146) and a preliminary prospectus supplement with the Securities and Exchange Commission, or the SEC, for the offering to which this presentation relates. The sale of shares of common stock in the underwritten offering is being made solely pursuant to such prospectus supplement and accompanying base prospectus. Before you invest, you should read the prospectus in the registration statement and the preliminary prospectus supplement and other documents the Company has filed with the SEC for more complete information about the Company and the offering. You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov or by visiting the Company’s website at www.midpennbank.com. Alternatively, copies of the preliminary prospectus supplement and the accompanying prospectus relating to the offering may be obtained by contacting Piper Sandler & Co., 1251 Avenue of the Americas, 6th Floor, New York, New York 10020, or by phone at 1-866-805-4128. This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of any future acquisitions or business combinations and our ability to integrate any new business line or acquired business into our business model; (7) projected population and income growth in our current and targeted market areas; and (8) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans and grow deposits. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors of new information, data or methods, future events or other changes except as required by applicable law. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statement is qualified in its entirety by reference to the matters discussed in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from such third-party sources. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of certain non-GAAP financial measures to GAAP financial measures are provided throughout the presentation. Numbers in this presentation may not sum due to rounding. 2

Offering Summary Issuer: Mid Penn Bancorp, Inc. Offering: Follow-on common stock Gross Amount Offered: $65 million Over-Allotment Option: 15% Exchange / Symbol: NASDAQ GM: MPB To increase capital structure, support the continued growth of our franchise and other general corporate purposes. We may also use a portion of the net proceeds Use of Proceeds: for future acquisitions, although we have no present commitments or agreements to do so Joint Book-Running Managers: 3Offering Summary Issuer: Mid Penn Bancorp, Inc. Offering: Follow-on common stock Gross Amount Offered: $65 million Over-Allotment Option: 15% Exchange / Symbol: NASDAQ GM: MPB To increase capital structure, support the continued growth of our franchise and other general corporate purposes. We may also use a portion of the net proceeds Use of Proceeds: for future acquisitions, although we have no present commitments or agreements to do so Joint Book-Running Managers: 3

Franchise Snapshot

Attractive footprint with large, affluent segments in both urban and suburban communities.


Scranton
Williamsport
PENNSYLVANIA
Easton
Allentown
Pittsburgh
Reading
Harrisburg
Trenton
Philadelphia
Chambersburg
York
NEW
Wilmington
Morgantown
Cumberland
Hagerstown
MARYLAND

Assets	Loans	Deposits
$3.4 B	$2.6 B	$2.7 B

Franchise Highlights

- Banking subsidiary: Mid Penn Bank, (est. 1868) state chartered non member bank and trust company, headquartered in Millersburg, PA
- A PA based commercial bank operating strategically in western, central and eastern markets
  - 36 full-service retail banking locations in the counties of Berks, Bucks, Chester, Cumberland, Dauphin, Fayette, Lancaster, Luzerne, Montgomery, Northumberland, Schuylkill and Westmoreland
- Dedicated to providing comprehensive banking and trust services including, but not limited to:
  - Commercial and consumer loans
  - Mortgage and home equity loans
  - Lines of credit
  - Construction financing
  - Farm loans
  - Community development
  - Local government loans
  - Various types of time and demand deposits
  - Wealth management & insurance services

MID PENN BANCORP

Note: Financial information as of March 31, 2021
Source: S&P Global Market Intelligence, Company Documents

4

Franchise Snapshot: Corporate Structure

Mid Penn Bancorp, Inc.

Mid Penn Bank

- ✓ Consumer Banking
- ✓ Commercial Banking
- ✓ Trust and Wealth Management Services
- ✓ Retail Brokerage
- ✓ Private Banking
- ✓ Residential Lending

MPB Financial Services

MPB Wealth

- ✓ High / Ultra-High-Net Worth Comprehensive Investment & Wealth Management

MPB Risk

- ✓ Property & Casualty
- ✓ Accident & Health
- ✓ Life
- ✓ Disability
- ✓ Employee Benefits

MPB Management

- ✓ Tax Advisory
- ✓ Family Office
- ✓ Philanthropic Management

Source: Company Documents

MID PENN BANCORP

5

Franchise Snapshot: Financial Highlights Market Statistics Financial Highlights 3 MRQ ROAA 1.19% Mkt. Cap $215M 3 MRQ ROAE 14.58% Div. Yield 3.13% MRQ NIM 3.46% NPAs / Assets 0.26% Current Annual $0.80 Dividend MRQ NCOs / Avg. 0.03% 3 Loans 1 TCE / TA 5.95% 1 P / TBV 109% Total Capital 12.50% P / 2022 Estimated 9.8x 2 EPS Loans / Deposits 99.2% (1) Non-GAAP financial metric. Please see Appendix for GAAP to non-GAAP reconciliations (2) Represents Wall Street consensus median estimate as of April 28, 2021 6 (3) Annualized financial metric Note: Financial information as of March 31, 2021; Market data as of April 28, 2021: Source: S&P Global Market IntelligenceFranchise Snapshot: Financial Highlights Market Statistics Financial Highlights 3 MRQ ROAA 1.19% Mkt. Cap $215M 3 MRQ ROAE 14.58% Div. Yield 3.13% MRQ NIM 3.46% NPAs / Assets 0.26% Current Annual $0.80 Dividend MRQ NCOs / Avg. 0.03% 3 Loans 1 TCE / TA 5.95% 1 P / TBV 109% Total Capital 12.50% P / 2022 Estimated 9.8x 2 EPS Loans / Deposits 99.2% (1) Non-GAAP financial metric. Please see Appendix for GAAP to non-GAAP reconciliations (2) Represents Wall Street consensus median estimate as of April 28, 2021 6 (3) Annualized financial metric Note: Financial information as of March 31, 2021; Market data as of April 28, 2021: Source: S&P Global Market Intelligence

Experienced Management Team



RORY RITRIEVI

Chief Executive Officer

Mr. Rory G. Ritrievi joined Mid Penn Bank and parent company Mid Penn Bancorp, Inc. in 2009 as President and Chief Executive Officer. Prior to joining Mid Penn, Mr. Ritrievi served as Market President and Chief Lending Officer of Commerce Bank/Harrisburg. Mr. Ritrievi has over 35 years of experience in the financial services industry and is a licensed, but non-practicing attorney in the Commonwealth of Pennsylvania. He currently serves on the Advisory Board for Widener Law Commonwealth's Business Advising Certificate Program and on the Board of Directors of the Harrisburg Area YMCA and is an active member of his community. Mr. Ritrievi holds a Juris Doctor from Widener University School of Law and a Bachelor's Degree in Economics from the University of Pittsburgh.



MICHAEL PEDUZZI

Chief Financial Officer, SEVP

Mr. Michael D. Peduzzi joined Mid Penn Bank and parent company Mid Penn Bancorp, Inc. in 2016. He currently serves as Senior Executive Vice President and Chief Financial Officer. Prior to joining Mid Penn, Mr. Peduzzi served as Senior Vice President and Chief Financial Officer of Codorus Valley Bancorp, Inc. and PeoplesBank of York, PA. He is a licensed CPA, a member of the American Institute of Certified Public Accountants (AICPA), a member of the Pennsylvania Institute of Certified Public Accountants (PICPA), and is currently serving on the Board of Directors of the Pennsylvania Association of Community Bankers. Mr. Peduzzi holds a Bachelor's Degree in Accounting from The Pennsylvania State University.



JUSTIN WEBB

Chief Operating Officer, SEVP

Mr. Justin T. Webb joined Mid Penn Bank in 2012 as Chief Credit Officer. In his current role as Senior Executive Vice President and Chief Operating Officer, he oversees the Bank's administration, operations, credit, security/facilities groups, as well as the Bank's acquisition transitions. He was previously employed by Bank of America and served as Vice President – Credit Risk Manager for the Commercial Real Estate Bank. Mr. Webb serves on the Board of Directors for Big Brothers Big Sisters of the Capital Region. Mr. Webb holds a Bachelor's Degree in Finance from the University of Pittsburgh.



SCOTT MICKLEWRIGHT

Chief Revenue Officer, SEVP

Mr. Scott W. Micklewright joined Mid Penn Bank in 2009 as Vice President and Senior Middle Market Loan Manager. Now serving as Senior Executive Vice President and Chief Revenue Officer, Mr. Micklewright oversees all aspects of net interest income generation, including all loan and deposit functions. As the primary catalyst to the development of a high performing calling team in commercial lending, cash management, residential mortgage, SBA and agricultural lending, he has built an integrated business development team during his time with Mid Penn. Mr. Micklewright holds a Bachelor's Degree in Business Management from Millersville University.



JOAN DICKINSON

Chief of Staff

Ms. Joan E. Dickinson, Executive Vice President and Chief of Staff, joined Mid Penn Bank in 2013 as a Vice President and Commercial Loan Officer and later served as a Regional President. Prior to joining Mid Penn, Ms. Dickinson served as a Vice President and Business Banker at Santander Bank. She started her career in banking at the former Meridian Bank in Reading, PA. Ms. Dickinson is very active in the community as a Rotarian and has served on many boards throughout the greater Harrisburg area. Ms. Dickinson has a Bachelor's Degree in Accounting from Moravian College and an MBA from Lehigh University.



MICHAEL SALERNO

Managing Partner – MPB Financial Services

Mr. Michael "Mike" Salerno has over 20 years of experience as a family wealth and investment professional. He co-founded AUA Capital Management, the family office of the Unanue family in 2013. Previously, Mike was a managing director and partner of the investment and executive committees of QFS Asset Management. He was a co-founder and CIO of Cenario Capital Management. Previously, he was the founding managing director and CIO for the family office for the Ortenzio Family. Earlier in his career, Mr. Salerno was the President of M&T Capital. He holds a Master's in Business Administration from The Wharton School.

Source: Company Documents

MID PENN BANCORP
7

2020 Highlights

Selected Highlights	MID PENN BANCORP	Key Statistics
Balance Sheet	✓	• Organic loan growth (excluding PPP[1] and mortgage loans held for sale) of over 13%; (organic loan growth CAGR of 23.3% 2016 - 2020) • Originated over 4,100 PPP loans totaling ~$630 million of principal balance • Deposits grew at a rate of more than 29%, with non-interest bearing deposits increasing over $225 million • Added $4 million to the reserve for loan losses, while incurring less than $350 thousand in net losses
Income Statement	✓	• Record annual net income of $26.2 million • Increased non-interest income over 42%, driven by record years in both our mortgage division and in our fiduciary and wealth management • Generated $20.9 million of PPP loan processing fees ($13.1 million in PPP fees recognized; $7.7 million deferred)
Strategic Actions	✓	• Continued to add business development professionals in our new nonbank subsidiaries focused on wealth management and insurance services • Consolidated 3 branches and will continue to evaluate opportunities to further streamline our delivery channels • Issued $27.125 million of subordinated debt and redeemed $9.5 million in higher cost subordinated debt

(1) Paycheck Protection Program administered by the U.S. Small Business Administration
Note: Financial information as of or for the year ended December 31, 2020
Source: S&P Global Market Intelligence, Company Documents

MID PENN BANCORP
8

Q1 2021 Highlights

Selected Highlights	MID PENN BANCORP	Key Statistics
Balance Sheet	✓	• Organic loan growth (excluding PPP[1] and mortgage loans held for sale) of $60.5 million, representing an annualized growth rate of over 12% • Originated over 2,800 PPP loans totaling over $350 million of principal balance • Deposits grew at an annualized rate of more than 31%, with non-interest bearing deposits increasing over $140 million • Non performing assets decreased by over $8.8 million, reducing non-performing assets to total loans plus OREO to 0.26%
Income Statement	✓	• Record quarterly net income of $9.3 million • Increased non-interest income over 61% vs. Q1 2020, driven by continued strong performance of our mortgage division and in fiduciary and wealth management • Generated an additional $15.9 million of PPP loan processing fees (an additional $5.0 million in PPP fees recognized; total of $18.6 million expected to be recognized in future quarters as of March 31, 2021)
Strategic Actions	✓	• Continued buildout of MPB Financial Services executive management team • Continued growth from new PPP customers

(1) Paycheck Protection Program administered by the U.S. Small Business Administration
Note: Financial information as of or for the quarter ended March 31, 2021
Source: S&P Global Market Intelligence, Company Documents

MID PENN BANCORP
9

Investment Highlights Experienced management team focused on driving franchise value Long track record and demonstrated ability to drive balance sheet growth Complimentary markets of operation provide low cost, stable deposits and higher growth lending opportunities Proven ability to acquire and successfully integrate franchises Clearly identified strategic initiatives to drive profitability and shareholder returns Strong asset quality results over the last 8 years resulting from an exceptional risk management culture History of consistent earnings, dividend and book value growth 10Investment Highlights Experienced management team focused on driving franchise value Long track record and demonstrated ability to drive balance sheet growth Complimentary markets of operation provide low cost, stable deposits and higher growth lending opportunities Proven ability to acquire and successfully integrate franchises Clearly identified strategic initiatives to drive profitability and shareholder returns Strong asset quality results over the last 8 years resulting from an exceptional risk management culture History of consistent earnings, dividend and book value growth 10

Compelling History of Organic and M&A based Growth • Infrastructure investments from 2009 – 2014 paved the way for a successful run of organic and acquired growth • Three successful bank acquisitions from 2015 to 2018 added over $1 billion in assets while diversifying and expanding our markets of operation • New initiatives launched in 2019 and 2020 to help drive fee income businesses, including a notable expansion of the mortgage banking operation and wealth management and insurance businesses Track Record of Successful Growth Announced the rebranding Announced closure of three Announced acquisition of The of branches and offices in Rory Ritrievi joins MPB as full service branches Scottdale Bank & Trust (“SB&T”) the FPB Division to the Mid Chief Executive Officer and Named 20th Best Bank To Company, adding $262M of assets Penn Bank brand President Work For in the country, (2017) (2021) (2009) best in PA by American Banker MPB Financial (2020) Announced acquisition of Services Announced First Priority Financial formed acquisition of Corp. (“FPB”), adding Expansion of (2020) Phoenix Bancorp, $610M of assets mortgage banking adding $141M of (2018) operation $3.4 assets (2019) $3.0 (2014) $2.2 $2.1 $1.2 $1.0 $0.9 $0.8 $0.7 $0.7 $0.7 $0.6 $0.6 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021Q1 Total Assets ($B) Source: S&P Global Market Intelligence, Company Documents 11Compelling History of Organic and M&A based Growth • Infrastructure investments from 2009 – 2014 paved the way for a successful run of organic and acquired growth • Three successful bank acquisitions from 2015 to 2018 added over $1 billion in assets while diversifying and expanding our markets of operation • New initiatives launched in 2019 and 2020 to help drive fee income businesses, including a notable expansion of the mortgage banking operation and wealth management and insurance businesses Track Record of Successful Growth Announced the rebranding Announced closure of three Announced acquisition of The of branches and offices in Rory Ritrievi joins MPB as full service branches Scottdale Bank & Trust (“SB&T”) the FPB Division to the Mid Chief Executive Officer and Named 20th Best Bank To Company, adding $262M of assets Penn Bank brand President Work For in the country, (2017) (2021) (2009) best in PA by American Banker MPB Financial (2020) Announced acquisition of Services Announced First Priority Financial formed acquisition of Corp. (“FPB”), adding Expansion of (2020) Phoenix Bancorp, $610M of assets mortgage banking adding $141M of (2018) operation $3.4 assets (2019) $3.0 (2014) $2.2 $2.1 $1.2 $1.0 $0.9 $0.8 $0.7 $0.7 $0.7 $0.6 $0.6 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021Q1 Total Assets ($B) Source: S&P Global Market Intelligence, Company Documents 11

Demonstrated Ability to Drive Balance Sheet Growth 1 Total Assets ($M) Gross Loans ($M) $3,382 $2,999 $2,646 $2,384 $2,231 $2,078 $1,763 $1,624 $1,170 $1,033 $910 $814 2016 2017 2018 2019 2020 1Q21 2016 2017 2018 2019 2020 1Q21 2 Total Deposits ($M) Core Loans ($M) $1,805 $1,719 $2,667 $2,475 $1,348 $1,912 $1,726 $1,043 $856 $743 $1,024 $935 2016 2017 2018 2019 2020 1Q21 2016 2017 2018 2019 2020 1Q21 (1) Excludes Loans Held for Sale (2) Represents organic loan growth (total loans (excluding HFS and PPP loans) net of acquired loans) 12 Source: S&P Global Market Intelligence, Company DocumentsDemonstrated Ability to Drive Balance Sheet Growth 1 Total Assets ($M) Gross Loans ($M) $3,382 $2,999 $2,646 $2,384 $2,231 $2,078 $1,763 $1,624 $1,170 $1,033 $910 $814 2016 2017 2018 2019 2020 1Q21 2016 2017 2018 2019 2020 1Q21 2 Total Deposits ($M) Core Loans ($M) $1,805 $1,719 $2,667 $2,475 $1,348 $1,912 $1,726 $1,043 $856 $743 $1,024 $935 2016 2017 2018 2019 2020 1Q21 2016 2017 2018 2019 2020 1Q21 (1) Excludes Loans Held for Sale (2) Represents organic loan growth (total loans (excluding HFS and PPP loans) net of acquired loans) 12 Source: S&P Global Market Intelligence, Company Documents

Markets of Operation: Low cost, Stable deposits and Higher Growth Lending Opportunities

	Capital	Southeast, PA	Western, PA
% of Franchise	66%	24%	10%
% Proj. Population Change ('21 – '26)	1.3%	0.5%	(2.0%)
Median HH Income	$62,744	$89,160	$61,189
% Proj. HH Income Change ('21 – '26)	9.5%	9.4%	7.9%
Market Characteristics	✓ Stable, consistent growth with minimal economic peaks and valleys ✓ Region supported by government enterprises and small and mid-sized businesses ✓ Leading employers include Commonwealth of PA, The Hershey Company, Highmark, Blue Shield, Tyco Electronics	✓ Affluent area with a diversity of growing businesses ✓ Highest household income levels in PA ✓ Market expected to drive loan, deposit and wealth management growth	✓ Mature market providing "sticky" low cost deposits

MID PENN BANCORP

Note: Western region defined as Fayette and Westmoreland counties; Capital region defined as Cumberland, Dauphin, Luzerne, Northumberland and Schuylkill counties; Southeast region defined as Berks, Bucks, Chester, Lancaster and Montgomery counties. All region metrics based on population weighted average
Source: S&P Global Market Intelligence

13

Markets of Operation: Low cost, Stable deposits and Higher Growth Lending Opportunities

Significant Player in the Harrisburg Market

Harrisburg Metropolitan Statistical Area (MSA) Deposit Market Share

2020 Rank	Company Name	No. of Branches	2020 Deposits ($M)	2019 Deposits ($M)	YoY Growth (%)
1	PNC Financial Services Group	10	$4,413	$5,148	(14%)
2	M&T Bank Corp.	22	2,174	1,583	37%
3	F.N.B. Corp.	12	1,728	1,455	19%
4	Wells Fargo & Co.	8	1,430	974	47%
5	**Mid Penn Bancorp Inc.**	**14**	**1,231**	**942**	**31%**
6	Fulton Financial Corp.	9	1,067	843	27%
7	Orrstown Financial Services	8	1,039	991	5%
8	Citizens Financial Group Inc.	8	877	653	34%
9	Centric Financial Corp.	4	762	594	28%
10	Truist Financial Corp.	11	598	507	18%
	Total for Harrisburg MSA		**17,950**	**15,923**	**13%**

#1 Ranked Community Bank with Less Than $10 billion in Assets in Harrisburg by Market Share

Rapid Growth in Attractive Southeastern PA Markets

Year-over-Year Deposit Growth

Berks County


18%
9%
MPB Growth:
2x Market

Chester County


66%
15%
MPB Growth:
4x Market

Bucks County


74%
19%
MPB Growth:
4x Market

Median Household Income ($000)


$69
$106
$95
$66
$68
Berks, PA
Chester, PA
Bucks, PA
Pennsylvania
U.S. Overall

Note: FDIC deposit data as of June 30, 2020
Source: S&P Global Market Intelligence, FDIC

MID PENN BANCORP

14

Proven Ability to Acquire and Successfully Integrate Franchises Transaction History Deal Value Target Total Assets Purchase Price / TBV MPB Issue Price / TBV Announcement Date ($M) ($M) (%) (%) Target Company 1/16/2018 $90.7 $612 1 .9x 2 .2x 3/29/2017 59.1 263 1 .3x 1 .7x 8/27/2014 14.5 141 1 .1x 1 .1x Total --- $164.4 $1,016.4 --- --- MPB Legacy First Priority Growth market expansion Scottdale B&T Miners High quality core deposit funding Source: S&P Global Market Intelligence, Company Documents 15Proven Ability to Acquire and Successfully Integrate Franchises Transaction History Deal Value Target Total Assets Purchase Price / TBV MPB Issue Price / TBV Announcement Date ($M) ($M) (%) (%) Target Company 1/16/2018 $90.7 $612 1 .9x 2 .2x 3/29/2017 59.1 263 1 .3x 1 .7x 8/27/2014 14.5 141 1 .1x 1 ..1x Total --- $164.4 $1,016.4 --- --- MPB Legacy First Priority Growth market expansion Scottdale B&T Miners High quality core deposit funding Source: S&P Global Market Intelligence, Company Documents 15

Strategic Initiatives to Drive Profitability and Shareholder Returns Leveraging the Mortgage Banking Platform Average Branch Size Mortgage Division Benefited from Rate Environment and Our Ability MPB has Significant Opportunity to Create Additional Efficiencies to Monetize Customer Relationships Through Additional Branch Consolidation Mortgage Loans Mortgage Banking Gain on Sale Margin Originated for Sale ($M) Revenues ($M) $114 $356 2.7% $103 $10 $163 2.3% $4 $65 2019 2020 2019 2020 2019 2020 Wealth & Fiduciary Wealth & Insurance Income Build Out MPB Harrisburg Philly MSA $ in millionsü 2020 was a record year for (Ex. Top 5) bank level fiduciary and wealth revenues $1.7 $1.4 ü Talent continuing to be $1.2 added After Closing Three Branches in 2020, MPB $0.8 ü Significant momentum Average Branch Size Signals Opportunity for leveraging new customers $0.5 participating in PPP Additional Consolidation ü Business expected to benefit from economies of scale 2016 2017 2018 2019 2020 Note: FDIC deposit data as of June 30, 2020 Source: S&P Global Market Intelligence, Company Documents 16Strategic Initiatives to Drive Profitability and Shareholder Returns Leveraging the Mortgage Banking Platform Average Branch Size Mortgage Division Benefited from Rate Environment and Our Ability MPB has Significant Opportunity to Create Additional Efficiencies to Monetize Customer Relationships Through Additional Branch Consolidation Mortgage Loans Mortgage Banking Gain on Sale Margin Originated for Sale ($M) Revenues ($M) $114 $356 2.7% $103 $10 $163 2.3% $4 $65 2019 2020 2019 2020 2019 2020 Wealth & Fiduciary Wealth & Insurance Income Build Out MPB Harrisburg Philly MSA $ in millionsü 2020 was a record year for (Ex. Top 5) bank level fiduciary and wealth revenues $1.7 $1.4 ü Talent continuing to be $1.2 added After Closing Three Branches in 2020, MPB $0.8 ü Significant momentum Average Branch Size Signals Opportunity for leveraging new customers $0.5 participating in PPP Additional Consolidation ü Business expected to benefit from economies of scale 2016 2017 2018 2019 2020 Note: FDIC deposit data as of June 30, 2020 Source: S&P Global Market Intelligence, Company Documents 16

Outperforming Peers as Asset Quality Continues to Improve

Key Highlights

- Asset quality has been historically strong
- MPB recorded a $4.2 million provision for loan losses in 2020 despite limited charge-offs of $333 thousand
  - 1Q21 charge-offs ($791 thousand) associated with the workout of two larger NPLs (one of which was sold)
- Non-performing assets to total assets ratio was 0.20% as of March 31, 2021
- Loan modifications have declined to 0.2% of gross loans as of March 31, 2021 [1]

NCOs / Avg. Loans



MPB
PA Banks $1B-$5B Assets
0.12%
0.10%
0.09%
0.06%
0.04%
0.11%
(0.01%)
(0.02%)
0.02%
0.01%
0.03%
2016
2017
2018
2019
2020
1Q21

NPAs / Assets



MPB
PA Banks $1B-$5B Assets
1.01%
0.77%
0.64%
0.59%
0.90%
0.56%
0.97%
0.59%
0.54%
0.52%
0.20%
2016
2017
2018
2019
2020
1Q21

Reserves / NPLs



MPB
PA Banks $1B-$5B Assets
129.77%
68.41%
74.53%
79.55%
86.28%
204.00%
99.24%
111.28%
111.75%
113.28%
99.02%
2016
2017
2018
2019
2020
1Q21

MID PENN BANCORP

(1) See Appendix (Page 31) for additional information on historical COVID-19 related loan modifications and deferrals
Note: PA Banks $1-$5B Assets peer group includes CCNE, PFIS, ORRF, ACNB, CZNC, CVLY, CZFS, ESSA, NWFL, PWOD, MRBK, FDBC, SOME, FRAF, FNCB, ENBP, EMYB, QNBC, CBFV, RIVE, ASRV, FSMK, MLVF, PBIP, FKYS, FBIP, CFCX, KISB and EMCF
Source: S&P Global Market Intelligence, Company Documents

17

History of Consistent Earnings, Dividend and Book Value Growth 1 1 Diluted Earnings Per Share Dividends Per Share $3.10 $0.79 $0.77 $0.70 $2.09 $0.62 $1.85 $0.58 $1.67 $1.48 $1.10 $0.24 2016 2017 2018 2019 2020 1Q21 2016 2017 2018 2019 2020 1Q21 Tangible Book Value Per Share (Non-GAAP) Book Value Per Share $23.42 $22.39 $31.37 $30.37 $19.96 $28.05 $26.38 $18.10 $16.82 $15.59 $17.85 $16.65 2016 2017 2018 2019 2020 1Q21 2016 2017 2018 2019 2020 1Q21 (1) CAGR represents 2016 - 2020 Source: S&P Global Market Intelligence, Company Documents 18History of Consistent Earnings, Dividend and Book Value Growth 1 1 Diluted Earnings Per Share Dividends Per Share $3.10 $0.79 $0.77 $0.70 $2.09 $0.62 $1.85 $0.58 $1.67 $1.48 $1.10 $0.24 2016 2017 2018 2019 2020 1Q21 2016 2017 2018 2019 2020 1Q21 Tangible Book Value Per Share (Non-GAAP) Book Value Per Share $23.42 $22.39 $31.37 $30.37 $19.96 $28.05 $26.38 $18.10 $16.82 $15.59 $17.85 $16.65 2016 2017 2018 2019 2020 1Q21 2016 2017 2018 2019 2020 1Q21 (1) CAGR represents 2016 - 2020 Source: S&P Global Market Intelligence, Company Documents 18

Long History of Enhancing Shareholder Value

Franchise Growth & Expansion → With Superior Top-Line Growth → Resulting in Superior Value Creation

Total Asset Growth



National Peers
400%
350%
300%
250%
200%
150%
100%
50%
0%
370%
141%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Total Assets CAGR		
	MPB	National Peers
1 Year	34.4%	17.9%
5 Years	26.3%	11.9%
10 Years	16.7%	9.2%

Revenue per Common Share



National Peers
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
(10%)
83%
32%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Revenue per Share CAGR		
	MPB	National Peers
1 Year	30.8%	10.2%
5 Years	6.6%	6.2%
10 Years	6.3%	2.8%

Compound Tangible Book Value per Share + Dividends (Non-GAAP)



National Peers
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
158%
127%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Compound TBV + Dividends CAGR		
	MPB	National Peers
1 Year	13.4%	10.2%
5 Years	9.9%	9.5%
10 Years	10.0%	8.5%

Note: National Peers include 161 nationwide banks with between $1-5B of Total Assets as of December 31, 2020
Source: S&P Global Market Intelligence

MID PENN BANCORP
19

Strategic Initiatives Going Forward Core Loan Production • Generate low double digit annual loan growth • Continue to convert new “PPP” customers into commercial relationships • Attract and retain high quality commercial lenders Southeast PA Market Development • Leverage position and brand to meaningfully increase loan growth • Gain deposit market share (growth has been at least 2x greater than market since 2019) • Seize new business opportunities resulting from continued M&A dislocation Fee Income Expansion • Generate 20-25% of revenues from fee income sources (intermediate goal) • Build upon success of mortgage operations to drive additional originations and revenue • Continue development of wealth management and insurance businesses Opportunistic M&A • Continuously evaluating opportunities to engage in strategic combinations and acquisitions of bank and nonbank businesses • Prepared to acquire businesses that further our strategic goals of increasing and diversifying revenue streams and enhancing shareholder value Expense Rationalization • Continue to evaluate branch network for opportunities to increases efficiencies • Maintain a 60-65% efficiency ratio Note: FDIC deposit data as of June 30, 2020 Source: S&P Global Market Intelligence, Company Documents 20Strategic Initiatives Going Forward Core Loan Production • Generate low double digit annual loan growth • Continue to convert new “PPP” customers into commercial relationships • Attract and retain high quality commercial lenders Southeast PA Market Development • Leverage position and brand to meaningfully increase loan growth • Gain deposit market share (growth has been at least 2x greater than market since 2019) • Seize new business opportunities resulting from continued M&A dislocation Fee Income Expansion • Generate 20-25% of revenues from fee income sources (intermediate goal) • Build upon success of mortgage operations to drive additional originations and revenue • Continue development of wealth management and insurance businesses Opportunistic M&A • Continuously evaluating opportunities to engage in strategic combinations and acquisitions of bank and nonbank businesses • Prepared to acquire businesses that further our strategic goals of increasing and diversifying revenue streams and enhancing shareholder value Expense Rationalization • Continue to evaluate branch network for opportunities to increases efficiencies • Maintain a 60-65% efficiency ratio Note: FDIC deposit data as of June 30, 2020 Source: S&P Global Market Intelligence, Company Documents 20

Financial Overview 21Financial Overview 21

Accelerated Historical Profitability

Return on Average Assets [1]


MBP
PA Banks $1B-$5B Assets
0.83%
0.69%
0.94%
1.01%
0.95%
1.19%
0.78%
0.64%
0.63%
0.82%
0.87%
2016
2017
2018
2019
2020
1Q21

Return on Average Equity [1]


MBP
PA Banks $1B-$5B Assets
10.71%
9.48%
10.54%
9.98%
10.76%
14.58%
8.37%
7.11%
5.98%
7.67%
9.14%
2016
2017
2018
2019
2020
1Q21

Net Interest Margin


MBP
PA Banks $1B-$5B Assets
3.82%
3.68%
3.67%
3.57%
3.48%
3.46%
3.43%
3.47%
3.47%
3.52%
3.25%
2016
2017
2018
2019
2020
1Q21

Efficiency Ratio


MBP
PA Banks $1B-$5B Assets
68.15%
68.93%
69.26%
71.55%
64.66%
67.18%
64.18%
64.09%
64.97%
64.70%
58.45%
2016
2017
2018
2019
2020
1Q21

MID PENN BANCORP

(1) 1Q21 represents annualized financial metrics
Note: PA Banks $1-$5B Assets peer group includes CCNE, PFIS, ORRF, ACNB, CZNC, CVLY, CZFS, ESSA, NWFL, PWOD, MRBK, FDBC, SOME, FRAF, FNCB, ENBP, EMYB, QNBC, CBFV, RIVE, ASRV, FSMK, MLVF, PBIP, FKYS, FBIP, CFCX, KISB and EMCF
Source: S&P Global Market Intelligence, Company Documents

22

Diversified Loan Portfolio

Loan Portfolio Composition [1]



Commercial & Industrial 36%
CRE - Construction 10%
Residential Mortgage 8%
Home Equity 3%
Consumer 0%
Commercial Real Estate 43%

($000s) Loan Type	March 31, 2021 Balance	% Total
Commercial Real Estate	$1,135,660	42.9%
Commercial & Industrial	964,045	36.4
CRE - Construction	264,945	10.0
Residential Mortgage	197,788	7.5
Home Equity	75,423	2.9
Consumer	8,375	0.3
Total	**$2,646,236**	**100.0%**

Relationship-Driven Lending Strategy

- Relationship-driven lending strategy with regionally-based lending and credit teams empowered to make decisions at the local level
- Emphasis on community leadership – demonstrated through PPP loan production
- Loan portfolio yield of 4.55% for the three months ended March 31, 2021
- Approximate 54.6% / 45.4 % split between non-owner and owner-occupied CRE as of March 31, 2021
- Major lending markets are high-growth areas of southeastern Pennsylvania and stable central Pennsylvania market, each of which is supported by State government spending and its status as a major regional transportation hub

(1) Excludes mortgage loans held for sale
Note: Financial information as of March 31, 2021
Source: S&P Global Market Intelligence, Company Documents

MID PENN BANCORP

23

PPP Program Results

Significant PPP success

- We originated over 6,900 PPP loans, totaling over $980 million
- Our participation in the PPP program helped to protect over 80,000 jobs in the community
- As of March 31, 2021, we had ~$590 million of PPP loans outstanding, net of deferred fees, or ~22% of total loans outstanding
- The PPP loans have generated $36.8 million in loan processing fees
  - As of March 31, 2021, $18.2 million has been recognized, with another $18.6 million expected to be recognized in future quarters
- Our PPP success has enabled us to efficiently generate new business and acquire new customers

PPP Loans / Total Gross Loans

PPP loans as a % of total gross loans as of 4Q20



16.1%
MPB PPP / Gross Loans Over 2x Peers
7.2%
MID PENN BANCORP
National Peers

Key Statistics as of March 31, 2021

($M)	PPP Round 1	PPP Round 2	Total PPP
PPP Loans (#)	4,104	2,816	6,920
PPP Loans ($)	$630	$351	$980
PPP Fees	$20.9	$15.9	$36.8

MID PENN BANCORP

Note: Financial information as of March 31, 2021 unless otherwise noted. National Peers include 161 nationwide banks with between $1-5B of Total Assets as of December 31, 2020
Source: S&P Global Market Intelligence, Company Documents

24

Core Deposit Franchise Stable & Growing

Deposit Composition



Noninterest-Bearing Demand 25%
Interest-Bearing Demand 23%
Retail Time 13%
Savings 8%
Jumbo Time 2%
Money Market 29%

($000s) Deposit Type	March 31, 2021 Balance	% Total
Money Market	$770,800	28.9%
Noninterest-Bearing Demand	676,717	25.4
Interest-Bearing Demand	601,220	22.5
Retail Time	350,292	13.1
Savings	201,225	7.5
Jumbo Time	66,573	2.5
Total	**$2,666,827**	**100.0%**

Deposit Base Comprised of Low Cost, Core Deposits

- Strong deposit base with "sticky" funding
- 0.46% cost of deposits for the three months ended March 31, 2021
- ~25% of deposits are noninterest bearing; ~36% of deposits are MMDA and Savings Accounts
- 99.2% total loan/deposit ratio
- No brokered deposits

Note: Jumbo time deposits comprised of time deposits greater than $250 thousand; financial information as of March 31, 2021
Source: S&P Global Market Intelligence, Company Documents

MID PENN BANCORP
25

Well Capitalized: Consolidated Consolidated Capital Overview Tier 1 Leverage Tier 1 RBC Total RBC 12.6% 12.5% 12.3% 11.9% 11.3% 11.0% 10.0% 9.8% 9.7% 9.6% 9.1% 8.5% 8.0% 7.8% 6.8% 6.8% 6.7% 6.5% 2016 2017 2018 2019 2020 1Q21 Both MPB and Mid Penn Bank have consistently maintained regulatory capital ratios significantly above the federal “well capitalized” regulatory standards Source: S&P Global Market Intelligence, Company Documents 26Well Capitalized: Consolidated Consolidated Capital Overview Tier 1 Leverage Tier 1 RBC Total RBC 12.6% 12.5% 12.3% 11.9% 11.3% 11.0% 10.0% 9.8% 9.7% 9.6% 9.1% 8.5% 8.0% 7.8% 6.8% 6.8% 6.7% 6.5% 2016 2017 2018 2019 2020 1Q21 Both MPB and Mid Penn Bank have consistently maintained regulatory capital ratios significantly above the federal “well capitalized” regulatory standards Source: S&P Global Market Intelligence, Company Documents 26

Appendix 27Appendix 27

Historical Balance Sheet

($000s)

Assets	2016	2017	2018	2019	2020	March 31, 2021
	As of December 31,					
Total Cash and Cash Equivalents	$45,973	$23,514	$40,065	$139,030	$303,724	$427,371
Available for Sale Securities	133,625	93,465	111,923	37,009	5,748	3,250
Held to Maturity Securities	-	101,356	168,370	136,477	128,292	130,560
Other Securities	2,443	4,890	7,138	5,409	545	508
Total Securities	$136,068	$199,711	$287,431	$178,895	$134,585	$134,318
Loans Held for Sale	1,959	1,040	1,702	8,422	25,506	25,842
Gross Loans Held for Investment	813,924	910,404	1,624,067	1,762,756	2,384,041	2,646,236
Loan Loss Reserve	7,183	7,606	8,397	9,515	13,382	13,591
Total Net Loans	$808,700	$903,838	$1,617,372	$1,761,663	$2,396,165	$2,658,487
Total Intangible Assets	4,457	4,352	70,061	68,598	67,200	66,919
Other Assets	37,401	38,939	63,052	82,989	97,274	94,943
Total Assets	**$1,032,599**	**$1,170,354**	**$2,077,981**	**$2,231,175**	**$2,998,948**	**$3,382,038**
Liabilities						
Total Deposits	$935,373	$1,023,568	$1,726,026	$1,912,394	$2,474,580	$2,666,827
Borrowings	13,581	46,963	91,124	45,447	211,932	382,783
Total Subordinated Debt	7,414	17,338	27,082	27,070	44,580	44,586
Total Other Liabilities	5,764	6,782	10,540	8,390	12,168	23,806
Total Liabilities	**$962,132**	**$1,094,651**	**$1,854,772**	**$1,993,301**	**$2,743,260**	**$3,118,002**
Equity						
Total Shareholders' Equity	**$70,467**	**$75,703**	**$223,209**	**$237,874**	**$255,688**	**$264,036**

Source: S&P Global Market Intelligence, Company Filings

MID PENN BANCORP
28

Historical Income Statement

($000s)

	As of or for the year ended December 31,					March 31,
	2016	2017	2018	2019	2020	2021 [1]
Interest Income	$40,212	$43,892	$68,654	$95,312	$107,935	$29,168
Interest Expense	5,367	6,304	12,720	25,164	19,727	3,843
Net Interest Income	**$34,845**	**$37,588**	**$55,934**	**$70,148**	**$88,208**	**$25,325**
Provision for Loan Losses	1,870	325	500	1,390	4,200	1,000
Total Noninterest Income	5,924	5,707	7,462	12,621	17,908	4,712
Total Noninterest Expense	28,818	31,381	50,171	59,953	70,577	17,558
Net Income before Income Taxes	**$10,081**	**$11,589**	**$12,725**	**$21,426**	**$31,339**	**$11,479**
Income Taxes	2,277	4,500	2,129	3,725	5,130	2,167
Net Income	**$7,804**	**$7,089**	**$10,596**	**$17,701**	**$26,209**	**$9,312**

Performance Analysis						
Return on Average Assets	0.78%	0.64%	0.63%	0.82%	0.95%	1.19%
Return on Average Equity	10.71%	9.48%	5.98%	7.67%	10.76%	14.58%
Net Interest Margin	3.82%	3.68%	3.67%	3.57%	3.48%	3.46%
Noninterest Income / Average Assets	0.48%	0.51%	0.40%	0.49%	0.63%	0.59%
Efficiency Ratio	68.15%	68.93%	69.26%	71.55%	64.66%	58.45%

(1) As of or for the three months ended March 31, 2021
Note: Performance Analysis as of March 31, 2021 represents annualized metrics where applicable
Source: S&P Global Market Intelligence, Company Filings

MID PENN BANCORP

29

Non-GAAP Reconciliation

($000s)

	As of December 31,					As of March 31,
	2016	2017	2018	2019	2020	2021
Total Common Equity	$70,467	$75,703	$223,209	$237,874	$255,688	$264,036
Goodwill	3,918	3,918	62,840	62,840	62,840	62,840
Other Intangibles	539	434	7,221	5,758	4,360	4,079
Less: Total Intangible Assets	4,457	4,352	70,061	68,598	67,200	66,919
Tangible Common Equity	**$66,010**	**$71,351**	**$153,148**	**$169,276**	**$188,488**	**$197,117**
Total Assets	$1,032,599	$1,170,354	$2,077,981	$2,231,175	$2,998,948	$3,382,038
Goodwill	3,918	3,918	62,840	62,840	62,840	62,840
Other Intangibles	539	434	7,221	5,758	4,360	4,079
Less: Total Intangible Assets	4,457	4,352	70,061	68,598	67,200	66,919
Tangible Assets	**$1,028,142**	**$1,166,002**	**$2,007,920**	**$2,162,577**	**$2,931,748**	**$3,315,119**
Tangible Common Equity / Tangible Assets	**6.42%**	**6.12%**	**7.63%**	**7.83%**	**6.43%**	**5.95%**
Tangible Book Value Per Share	**$15.59**	**$16.82**	**$18.10**	**$19.96**	**$22.39**	**$23.42**

Source: S&P Global Market Intelligence, Company Filings

MID PENN BANCORP

30

COVID-19 Related Loan Deferrals and Improvement 1 Loan Deferrals (#) 1,019 921 102 12 7 April 24, June 30, Sept. 30, Dec. 31, March 31, 2020 2020 2020 2020 2021 1 1 Loan Deferrals ($M) Loan Deferrals / Gross Loans 22.8% $444.9 $409.7 18.2% $32.9 1.3% $11.7 0.5% $5.1 0.2% April 24, June 30, Sept. 30, Dec. 31, March 31, April 24, June 30, Sept. 30, Dec. 31, March 31, 2020 2020 2020 2020 2021 2020 2020 2020 2020 2021 (1) April 24, 2020 data reported on Mid Penn's Q1 2020 Earnings Release filed with the SEC on April 27, 2020 Source: S&P Global Market Intelligence, Company Documents 31COVID-19 Related Loan Deferrals and Improvement 1 Loan Deferrals (#) 1,019 921 102 12 7 April 24, June 30, Sept. 30, Dec. 31, March 31, 2020 2020 2020 2020 2021 1 1 Loan Deferrals ($M) Loan Deferrals / Gross Loans 22.8% $444.9 $409.7 18.2% $32.9 1.3% $11.7 0.5% $5.1 0.2% April 24, June 30, Sept. 30, Dec. 31, March 31, April 24, June 30, Sept. 30, Dec. 31, March 31, 2020 2020 2020 2020 2021 2020 2020 2020 2020 2021 (1) April 24, 2020 data reported on Mid Penn's Q1 2020 Earnings Release filed with the SEC on April 27, 2020 Source: S&P Global Market Intelligence, Company Documents 31

Conservatively Managed Securities Portfolio Securities Portfolio Breakdown (As of March 31, 2021) Portfolio Characteristics (As of March 31, 2021) • At March 31, 2021, securities portfolio totaled $134.3 million: U.S. Government Bonds (Incl. • $3.2 million, or 2.4% available-for-sale Treasury) Mortgage-Backed 13% Securities 23% • $131.1 million, or 97.6% held-to-maturity Corporate Debt • Of the total book, $65.3 million (or ~49%) are municipal bonds 11% Collateralized • The portfolio yielded 2.24% as of the three months ended Mortgage March 31, 2021 Obligation 3% Other Municipal Bonds • Average rating on municipal bonds of A; average rating on 1% 49% corporate debt of BBB+ • The portfolio has a modified duration of 3.7 years as of March 31, 2021 Total Investment Portfolio: $134.3 Million 4.0% of assets Note: Financial information as of March 31, 2021 Source: S&P Global Market Intelligence, Company Documents 32Conservatively Managed Securities Portfolio Securities Portfolio Breakdown (As of March 31, 2021) Portfolio Characteristics (As of March 31, 2021) • At March 31, 2021, securities portfolio totaled $134.3 million: U.S. Government Bonds (Incl. • $3.2 million, or 2.4% available-for-sale Treasury) Mortgage-Backed 13% Securities 23% • $131.1 million, or 97.6% held-to-maturity Corporate Debt • Of the total book, $65.3 million (or ~49%) are municipal bonds 11% Collateralized • The portfolio yielded 2.24% as of the three months ended Mortgage March 31, 2021 Obligation 3% Other Municipal Bonds • Average rating on municipal bonds of A; average rating on 1% 49% corporate debt of BBB+ • The portfolio has a modified duration of 3.7 years as of March 31, 2021 Total Investment Portfolio: $134.3 Million 4.0% of assets Note: Financial information as of March 31, 2021 Source: S&P Global Market Intelligence, Company Documents 32